Communications Solutions for the Connected Home

arkados

PRICEWATERHOUSECOOPERS

Jupiterresearch
Business Intelligence for Business Results

ARKADOS, INC.

– The Digital Trend –
Entertainment + Connectivity

“By 2010, virtually all entertainment and media will be in a digital format.”
    - Kevin Carton, PricewaterhouseCoopers' Entertainment & Media Practice

RECORDS became CDs which became MP3s

“Digital music sales will surpass online CD sales by the end of 2008.”
    - Music Retailing: Using Digital Music to Strengthen Customer Relationships

Home Network IC Unit Forecast
(Units in Millions)
500
400
300
200
100
0
In-Stat
2003 2004 2005 2006 2007 2008
Source: In-Stat/MDR, 8/04

ARKADOS, INC.

The Converged Market
Entertainment, Computing, Communications

“Multimedia networking will drive the
home networking semiconductor market
over the next five years, as revenues
grow 12% per year to reach over $2.3
billion in 2008…overall unit momentum
through 2008 will create a “rising tide”
for the connected home silicon market.”
Home Network IC 2004: Media Networking Boosts A Strong Market

“Considering the expanding installed base of households with a simple home network and the impact of increasing demand for
Internet content sources, 19.7 million U.S. homes will own a networked entertainment device by year-end 2008. ”
Home Networking Is Hot, but Consumers Have Not Yet Plugged into Entertainment

In-Stat
45000
40000
35000
30000
25000
20000
15000
10000
5000
0
Total Media Networks (units in thousands)
2003
2005
2007
2009

ARKADOS, INC.

March 2005 InStat Report
Media Networking 2005: The Networked Living
Room Becomes a Reality

51% CAGR
for overall media network
installed base for 2005 - 2009

“There has been a surge in
interest in HomePlug as of late,
as a way to extend the home
network where other solutions do
not provide a satisfactory
answer.”

“HomePlug AV will be a
potentially important technology
for multimedia networking, as the
technology could provide a home
network backbone.”

“the primary contributors to the
standard included Intellon, Sharp,
Conexant, and Arkados.”

The Challenges

Deliver what the user
wants where and when
the user wants it

Retrofitting should not
involve pulling new wires

Every consumer should be able
to connect right out of the box

arkados

THE WALL STREET JOURNAL.
The New York Times
BusinessWeek
TIME
Economist.com
EDN
Forbes.com
CNNmoney
SCIENTIFIC AMERICAN
PC MAGAZINE
InformationWeek
PCWORLD.COM

FCC

ARKADOS, INC.

Transform Power Lines into a
Broadband and Multimedia Network

“Powerline technology holds the great promise
to bring high-speed Internet access to every
power outlet in America. What I saw today has
the potential to play a key role in meeting our
goals to expand the availability and
affordability of broadband.”

Michael Powell
FCC Chairman
August 2004

The Solution

In the News…

arkados

LEVITON SHARP
ST&T SONY
LINKSYS A Division of Cisco Systems, Inc. NETGEAR
D-Link Building Networks for People acer
Packard Bell SIEMENS
devolo BELKIN
SMC Networks GigaFast

RadioShack Corporation Comcast
BELLSOUTH COX
AOL for Broadband PC Connection EarthLink cnet
clearwire ProMarkt
MediaMarkt Fry's Electronics COMPUSA Where America Buys Technology
Circuit City STAPLES that was easy MICRO CENTER The Computer Department Store
buy.com It's All Good. Office DEPOT VOBIS DELL

ARKADOS, INC.

Powerline in Connected Media

SILICON

Retailers

Service Providers
Installers

HomePlug-based products have been a part of each
listed company’s business.

ODMs

OEMs

arkados

Comcast
BELLSOUTH
COX Communications
AOL for Broadband
EarthLink
clearwire

ARKADOS, INC.

Service Providers and Powerline

SILICON

Cable modem installation using Netgear ETH adapters

DSL modem installation using BellSouth ETH adapters WiFi extension using BellSouth ETH adapters (mail out)

Remote room home networking using Linksys ETH adapters

Remote room home networking for desktops using Netgear ETH
adapters

Remote room home networking using Linksys ETH adapters (Internet broadband configurator)

WiMax antenna positioning and VoIP modem installation using
Clearwire ETH adapters

DSL modem installation using Sagem ETH adapters

Retailers

Service Providers
Installers

ODMs

OEMs

arkados

HOMEPLUG POWERLINE ALLIANCE

arkados comcast

CONEXANT EarthLink

Intellon No New Wires. RadioShack Corporation

SHARP SONY

ARKADOS, INC.

Standards Create Large Markets

Standards breed broad
market growth
worldwide

Ensures widespread
consumer recognition

Ensure greater
success through
economies of scale

Arkados’ team has
helped establish
industry standards
since 2000

The Standard: HomePlug

The Media reports…

A great alternative to
pulling ethernet cables
through a home or office

Fewer security and
performance concerns than
wireless

PowerLine WiFi access point
is the answer to the prayers
of people trying to extend
the coverage area of a
wireless network.

Opens large new
markets

Digital Entertainment

Media Center

HDTV

“Traditional” Home
Networking

HomePlug AV

HomePlug 1.0

Home Media
Connection Solutions

Powerline Solutions

Multi-chip HomePlug solutions

Intellon, Conexant, Maxim

Proprietary PLC

DS2, Spidcom

Other solutions

Ethernet

Structured Wiring

Home PhoneLine Networking Alliance (Phone line)

Wireless Solutions (often does not cover whole house)

Multimedia Over Cable Alliance (Coax)

Why Invest in Arkados?

Arkados is a fabless semiconductor company that is at
the nexus of two major market developments

Converged Multimedia

Powerline Communications

Turnkey System-on-chip products and implementations
that are designed to reduce time-to-market and
costs for our customers

Arkados is one of the most experienced teams in the
powerline communications industry

leading role worldwide standardization efforts through the
HomePlug Powerline Alliance

a wholly-owned subsidiary of
CDKNet.com
OTCBB: CDKN

11 Employees

Management

Oleg Logvinov
President & CEO

Kirk Warshaw
CFO

Michael Macaluso
VP of Engineering

Jim Reeber
Director of Marketing

Sean Wei
Senior ASIC Engineer

Management

Board of Directors

Andreas Typaldos

Andrew Prince

William Carson

Gerry Vendome

Board of Advisors

Kamal Gunsagar

Team
Accomplishments

1999: Developed the first-
ever 10Mbps powerline
technology

2000: Co-founded HomePlug
Powerline Alliance with 12
other industry leaders

2001: Delivered the first
industry powerline
communication testing tool

2002: Achieved over
100Mbps with an OFDM
prototype

Leviton Manufacturing
Company, Inc.

Leading North American
producer of electrical and
electronic products

GDA Technologies, Inc.

Semiconductor development
and manufacturing partner

Strategic
Relationships

WiFi
LCD
voip
802.11
SDRAM
FLASH
GPIO
set-top box
ENET
pc
USB
DEVICE
pc
VIDEO DSP
video
monitor
ENET
DSL/Cable
modem
camera
UART
PLC
AFE
I2S
audio
PDA

ARKADOS, INC.

Arktic™ Family of Products
Arkados’ Approach to the Market

Arkados Total Integration Concept

Focus: converged multimedia and
networking solutions

Turnkey hardware and software
solutions

Highly integrated SoCs with

HomePlug MAC/PHY

a variety of common and application
specific interfaces

a powerful CPU offering on-chip
applications and programmability

Enables OEMs and ODMs

to address a rapidly developing
market

to quickly develop digitally networked
consumer electronic products

to build new products at a
competitive cost

Sales Channels

Arkados’
Technology

and

Products

Sales & Marketing Partnerships

Provide access to major OEMs

Reduce sales and marketing expenses

Local customer support and account management

Accelerate volume sales through incumbency of the customer base

Arkados Business Development

Develop sales and marketing partnerships

Manage mindshare and opportunities

Nurture technology partnerships with content and service
providers

Create distribution channel

Focus on reduced inventory costs and smooth supply

Build sales network as opportunity flow increases

Content & Service Provider Relationships

Well-known brands influence product developers

Broad appeal of bundled solutions

arkados

EG
Meter
work & internet
telephony
entertainment
smart appliances

ARKADOS, INC.

Multi-Dwelling & Multi-Tenant Units

(MDU/MTU)

Media, Communications, Internet
Low-cost Command & Control

Broadband Powerline
(BPL)

Major Applications
of Powerline Communications

www.arkados.com

948 US Highway 22

North Plainfield, NJ 07060

Phone: (908) 769-3232

Fax: (908) 769-0206

info@arkados.com

DISCLAIMER STATEMENT

While we believe that all information herein is accurate, there could be either errors or changes not captured since its composition. Except for historical information presented in this slide show, any forward-looking statements involve risks and uncertainties.  These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. These risks and uncertainties include, but are not limited to, the following: overall conditions in the semiconductor market; the expansion of the consumer digital entertainment electronics market; our ability to introduce new products on a timely basis and to deliver products that perform as anticipated; risks associated with international sales and international contractors; the failure to place orders consistent with forecasts; our expectations regarding cost structure; pricing pressures; hardware or software deficiencies; our dependence on subcontractors for assembly, manufacturing, packaging and testing functions; our ability to make continued investments in research and development;
foreign currency fluctuations; the retention of key employees; acceptance of powerline communication technology by consumers; progress of competing technologies such as wireless;
potential regulatory hurdles; limited operating history of the company; reliance on third parties in our semiconductor development and fabrication; long  development cycles and the availability of financing necessary to fund development, production and sales.  and the availability of financing.
These and other factors affecting the company are discussed in more detail in CDKN’s reports filed with the Securities and Exchange Commission.  We disclaim any duty to update this information.